(Photo omitted)

ELIZABETH R. BRAMWELL, CFA
President and Chief Investment Officer

A Diversified
Portfolio Seeking
Long-Term
Capital Growth



          THE BRAMWELL GROWTH FUND

                PERFORMANCE


         AVERAGE ANNUAL TOTAL RETURNS
               as of 11/30/98
----------------------------------------------
          One      Three      Since
          Year     Years    Inception*
          25.0%    22.0%      23.7%

               *    *    *    *
              MORNINGSTAR RATING


        For a Prospectus, please call
       1-800-BRAMCAP (1-800-272-6227)
               www.bramwell.com

          THE BRAMWELL FUNDS, INC.
          -------------------------
  745 FIFTH AVENUE, NEW YORK, NEW YORK 10151


*Inception 8/1/94. Average annual total returns are historical and include changes in share price and reinvested dividends and distributions. The annual expense ratio of the Fund is capped at 1.75% which for the years ended June 30, 1997 favorably affected performance. Past performance is no guarantee of future results. Investment returns and share values will fluctuate and you may have a gain or loss when shares are sold. The Prospectus contains more complete information, including fees and expenses. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 11/30/98 and are subject to change every month. Overall ratings are calculated from the Fund's 3-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Fund was ranked out of 2,744 domestic equity funds for the 3-year period. Ten percent of the funds in a category receive
5 stars and the next 22.5% receive 4 stars.